Welcome —2012 Investor Day

Jennifer DiBerardino
SVP, Investor Relations & Treasurer



SUCCESS THROUGH DIFFERENTIATION

SELECTIVE®

Agenda

• Welcome	Jennifer DiBerardino
• Strategic Overview	Greg Murphy
• Financial Overview: Foundation for Success	Dale Thatcher
• Insurance Operations: What Drives Our Success	John Marchioni
• Personal Lines: Sustainable Profitability	Allen Anderson
• Commercial Lines: Key Success Factors	Dennis Barger
• Break	
• Field Model: Great People Empowered to Make Decisions	Brenda Hall
• Claims: Managing Information to Achieve Better Outcomes	Doug Holbrook
• Customer Experience and Branding	John Marchioni
• Agent Panel Discussion, — Mike Gautreaux, AI Agency — Jay Taylor, Kinghorn Agency — John Willenborg, Selective Territory Manager — Jayson Bass, Allied Agency — Jerry Niewiek, Berends-Hendricks Stuit Insurance	
• Summary/Q&A	Greg Murphy
• Reception	

SELECTIVE®

Forward Looking Statement

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective’s public filings with the United States Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Strategic Overview

Greg Murphy

Chairman, President & CEO


SUCCESS THROUGH DIFFERENTIATION

Selective: Super-Regional Carrier Positioned for Success


S
S S
U U
C C
C
E
S

- Unique super-regional
- History of financial strength
- Focused on delivering shareholder value

SELECTIVE®

What Makes Us Unique

- Empowered decision makers
- Superior agency relationships
- Sophisticated tools
- Focus on customer experience
- Excellent risk management

Culture of Continuous Improvement

A Regional with National Capabilities

Capabilities of a National
- Sophisticated pricing
- Fraud and recovery models
- Advanced data and technology

Nimbleness of a Regional
- Relationships
- Local decision making

Selective:
A Unique
Super-Regional

SELECTIVE®

Selective: Regional with National Capabilities

SELECTIVE®

Response is everything.

Selective: Super-Regional Carrier Positioned for Success

Our strong relationships and nimbleness drive success in the marketplace

Relationships Drive Pricing Through the Cycle



7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Price
100%
95%
90%
85%
80%
75%
70%
65%
60%
Quarterly Retention
2Q:09
3Q:09
4Q:09
1Q:10
2Q:10
3Q:10
4Q:10
1Q:11
2Q:11
3Q:11
4Q:11
Jan:12
Feb:12
Mar:12
Apr:12

Three Years of Positive Price

SELECTIVE®

Diversification Leads to Profit Opportunities



Net Premiums Written %
2011
2%
18%
80%
Projected
5-Year View
10-15%
20%
65-70%
Commercial
Personal
Excess & Surplus

SELECTIVE®

A Growth Company When the Time is Right



Net Premiums Written
($ in Millions)
1,600
1,400
1,200
1,000
800
600
400
NPW Doubled from '98-'06
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

SELECTIVE®

Focused on Continuous Improvement


12%
ROE
Expense Management
Claims 3 pts improvement
U/W Improvements
P/L Price Increases
+5 to +8% C/L Price

SELECTIVE®

Why Invest in Selective?

- Strong balance sheet limits downside
- Proven ability to manage the market cycle
- Growth at the right time
- Attractive valuation


NASDAQ WELCOMES
SELECTIVE INSURANCE
GROUP, INC.
NASDAQ LISTED [SIGI]
SELECTIVE®
Response is everything.℠
NASDAQ

SELECTIVE®

Foundation for Success

Dale Thatcher
EVP, Chief Financial Officer


SUCCESS THROUGH DIFFERENTIATION

Financial Strength is Foundation for Success

- Underwriting stability
- Disciplined reserving
- Focused expense management
- Conservative investments
- Benefits of leverage



Underwriting Stability


Statutory Combined Ratio – SIGI vs. Industry
%
115
110
105
100
95
90
85
SIGI (STD. DEV 3.8)
Industry (STD. DEV 4.7)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source: A.M. Best, III

Note: Industry excluding Mortgage and Financial Guaranty Segments since 2007

SELECTIVE®

Impact of CATs on Combined Ratio



SIGI Avg = 2.3 pts
Ind. Avg. = 4.5 pts
pts
12
10
8
6
4
2
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
SIGI
Industry
Source: AM Best

SELECTIVE®

Calendar Year Development



8%
6%
4%
2%
0%
-2%
-4%
(Favorable)/Adverse Points
2002
2003
2004
2005
2006
2007
2008
2009
2010*
2011
Industry
SIGI

Source: AM Best, III

Note: Industry excluding Mortgage and Financial Guaranty Segments

*2010 Industry development includes $4B charge from AIG

SELECTIVE®

Selective vs Peers Modeled Reserve Risk



SIGI Historical 1-Yr PY Development
Volatility = 1.1% (1993-2003)
Ultimate Reserve Volatility (CV – Mack Method with Tail Adjustment)
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
Q-Year Reserve Volatility (CV – Merz Wuthrich Method with Tail Adjustment)
Selective
Chubb
Cincinnati
CNA
Hanover
Harleysville
Hartford
State Auto
Travelers
United Fire
W.R. Berkeley

SELECTIVE®

Conservative Reinsurance Program


% of Equity at Risk
Blended Model Results (RMS v11 & AIR v13)
Long Term
Near Term
25%
20%
15%
10%
5%
0%
3%
4%
16%
21%
1% Probability
0.4% Probability

CAT cover: $435M in excess of $40M

Percentages are after tax and include applicable reinstatement premium.
Data as of 7/11; Equity data as of December 31, 2011.

SELECTIVE®

Focused Expense Management



SIGI
Peer Median
36
35
34
33
32
31
30
29
28
27
26
2007
2008
2009
2010
2011

Source: SNL Financial

Peers include CINF, CNA, HIG, STFC , THG, TRV, UFCS, and WRB

SELECTIVE®

Conservative Investment Portfolio

- Well diversified, laddered portfolio
- Deployed high dividend yield equities strategy in 2011
- Only 1% of bond portfolio rated "BB" & below
- 3.3 year average duration
- Investment leverage = 3.84x at March 31, 2012

$4.2B Invested Assets
March 31, 2012



Bonds 89%
"AA-" Avg Rating
Short-Term 4%
Equities 4%
Alternatives 3%

Selective's Use of Underwriting Leverage



Premium to Surplus Ratio
1.9
1.7
1.5
1.3
1.1
0.9
0.7
0.5
1.9
1.3
1.8
1.2
1.7
1.1
1.6
1.0
1.5
0.9
1.5
0.9
1.7
0.9
1.5
0.8
1.3
0.7
1.4
0.8
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
SIGI
Industry

Sources: ISO, AM Best, III

Note: Industry excluding Mortgage and Financial Guaranty Segments since 2007

SELECTIVE®

Impact of Leverage



Combined Ratio Required for 12% ROE
SIGI
Industry
%
100
90
80
70
~95%
Investment Leverage 3.7x
U/W Leverage 1.4x
~87%
Investment Leverage 2.3x
U/W Leverage 0.8x
2011

Industry Source: AM Best Estimates

SELECTIVE®

Enterprise Risk Management

Emerging Risk Committee
- 17 VP/SVPs with diverse professional expertise
- Identifies emerging risks/opportunities
- Researches, monitors and proposes potential actions

Meets & reports quarterly

Board of Directors
- Provides oversight for risk management activities
- Reviews risk reports quarterly
- Discusses specific issues & metrics quarterly

Meets & reports quarterly

Executive Risk Committee
- CEO and direct reports
- Provides direction to EmRisk Committee
- Determines final course of action

Proactive Capital Management



Acquisitions
2011: E&S Acquisitions
Organic Growth
1998-2006: Doubled in Size
FINANCIAL STRENGTH REQUIRED FOR OPERATIONS
Return Capital
2006-2008: Share Repurchases
2008: Dividend Increase
Liquidity
2009: Preserve Capital

SELECTIVE®

3-Year Standard Lines Combined Ratio Improvement


%
115
110
105
100
95
90
85
103.3
6.5
(12.5)
(1.5)
(2.0)
1.0
~95.0
Adjusted 2011*
Loss Trend
Pricing
Underwriting
Claims
Expense
2014P

*Adjusted for excess CATS and favorable reserve development

SELECTIVE®

Example of Effects of Pricing on Combined Ratio

(Data is illustrative, not actual data)

Base Assumptions
2011 Written Premium = $1,000,000
2011 Earned Premium = $1,000,000
2011 AY Loss & LAE Ratio = $700,000 (70.0% of EP)
2011 Commission = $200,000 (20% of WP)
2011 Premium Tax = $20,000 (2% of WP)
2011 Overhead Expenses = $80,000 (8% of WP)
2011 Rate change = 0%
Resulting 2011 Combined Ratio = 70% + 20% + 2% + 8% = 100.0

Future Assumptions:
Policy Count Growth of 3% per year
Rate Changes of 10% per year for 3 years
Claims inflation of 3% per year
Corporate expense increase of 6% per year
(3% wage inflation and 3% policy growth)

	Projected Premiums					Projected Overhead Expenses			
Accident Year	(1) Base Written Premium	(2) Count Growth 3%/Yr	(3) Rate Changes 10% for 3 yrs	(4) Projected WP (1)x(2)x(3)	(5) Projected EP 50% of 2yr WP	(6) Base Overhead Expense	(7) Overhead Growth 6%/Year	(8) Projected Overhead (6)x(7)	(9) Overhead Exp Ratio (8)/(4)
2011	1,000,000	1.000	1.000	1,000,000	1,000,000	80,000	1.000	80,000	8.0%
2012	1,000,000	1.030	1.100	1,133,000	1,066,500	80,000	1.060	84,800	7.5%
2013	1,000,000	1.061	1.210	1,283,689	1,208,345	80,000	1.124	89,888	7.0%
2014	1,000,000	1.093	1.331	1,454,420	1,369,054	80,000	1.191	95,281	6.6%
2015	1,000,000	1.126	1.331	1,498,052	1,476,236	80,000	1.262	100,998	6.7%

	Projected Loss & LAE				Combined Ratio			
Accident Year	(10) Base Loss & LAE	(11) Earned Count Growth	(12) Claims Inflation 3%/Year	(13) Projected Losses (10)x(11)x(12)	(14) Loss & LAE Ratio (13)/(5)	(15) Comm & Tax Ratio 22% of WP	(16) Overhead Exp Ratio (9)	(17) Combined Ratio (14)+(15)+(16)
2011	700,000	1.000	1.000	700,000	70.0%	22.0%	8.0%	100.0%
2012	700,000	1.015	1.030	731,815	68.6%	22.0%	7.5%	98.1%
2013	700,000	1.045	1.061	776,383	64.3%	22.0%	7.0%	93.3%
2014	700,000	1.077	1.093	823,664	60.2%	22.0%	6.6%	88.7%
2015	700,000	1.109	1.126	873,825	59.2%	22.0%	6.7%	87.9%

What Drives Our Success

John Marchioni
EVP, Insurance Operations



SUCCESS THROUGH DIFFERENTIATION

What Drives Our Success

Great people–
empowered to make
decisions

Deep relationships with the
highest caliber agents

High degree of underwriting,
pricing and claims
sophistication

Local Decision Makers
Supported by Centralized Expertise


Underwriting
Field Underwriter
Regional Management
Segment Experts
Line of Business Experts
Claims
Field Adjuster
Litigation SIU
Regional Management
Line of Business Experts

SELECTIVE®

Relationships with the Highest Caliber Agents

- Franchise value
- Greater share of wallet
- Strong feedback loop



2011

- $1.5M NPW per agency
- 8.3/10 on agency survey

SELECTIVE®

Underwriting Sophistication

- People
- Products/Appetite
- Tools



Pricing Sophistication – Predictive Modeling


Pricing by Diamond
10%
8%
6%
4%
2%
0%
-2%
1&2 Diamond
3 Diamond
4&5 Diamond
2009
2010
2011
Q1:2012

Pricing Sophistication – Dynamic Portfolio Manager



1st Quarter 2012 Pricing by Retention Group
Price
12%
10%
8%
6%
4%
2%
0%
Retention
90%
80%
70%
60%
Low
Below Average
Average
Above Average

SELECTIVE®

Pricing Distribution


1st Quarter 2012
% of Premium
0%
5%
10%
15%
20%
25%
< -10.0%
-10.0% to -8.1%
-8.0% to -6.1%
-6.0% to -4.1%
-4.0% to -2.1%
-2.0% to -0.1%
0.0% to 1.9%
2.0% to 3.9%
4.0% to 5.9%
6.0% to 7.9%
8.0% to 9.9%
10.0% to 11.9%
12.0% to 13.9%
14.0% to 15.9%
16.0% to 17.9%
18.0% to 19.9%
>= 20.0%
Renewal Pure Rate

SELECTIVE®

Equation for Success



Price
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
100%
95%
90%
85%
80%
75%
70%
65%
60%
Quarterly Retention
2Q:09
3Q:09
4Q:09
1Q:10
2Q:10
3Q:10
4Q:10
1Q:11
2Q:11
3Q:11
4Q:11
Jan:12
Feb:12
Mar:12
Apr:12

Three Years of Positive Price

SELECTIVE®

Claims Sophistication

- People
- Process
- Tools



SELECTIVE®

Key Success Factors

Personal Lines / Small Commercial Lines

- Broad appetite
- Ease of doing business
- Operational efficiency
- Pricing sophistication



Key Success Factors

Middle-Market / Large Commercial Lines

- Strong agency partners
- Broad appetite
- Underwriting expertise
- Local decision-making
- Coverage advantages
- Outstanding service



E&S Contract Binding Authority (CBA)

- Higher-margin business
- Low-limits profile
- Strong underwriting and pricing controls
- Franchise-value model
- $300-400 million CBA E&S business currently with Selective's retail agents



SELECTIVE®

E&S Contract Binding Authority

- Strict underwriting guidelines
- Established pricing by class
- Similar to One & Done® process
- No claims authority
- Written through wholesale agents
- $2,200 average account size



SELECTIVE®

A Good Fit: Excess and Surplus

MUSIC℠

- Located in Scottsdale, AZ
- Experienced team
- ~55 wholesale agency relationships
- $50 million 2010 GPW

- Located in Horsham, PA
- Experienced team
- ~35 wholesale agency relationships
- $70 million 2010 GPW

STONECREEK℠ Specialty

Personal Lines: Sustainable Profitability

Allen Anderson

SVP, Chief Underwriting Officer, Personal Lines


SUCCESS THROUGH DIFFERENTIATION

Personal Lines Opportunity

Deepens agency relationships

Industry Share of Personal Lines



Captive Agency
53%
Independent
Agency 34%
Direct Response
13%

Source: Independent Insurance Agents & Brokers of America

Personal Lines Opportunity

Selective agents control $3.5B of Personal Lines premium


Personal Lines Footprint

Achieving Profitability in Personal Lines

- Pricing
- Improving mix of business
- Increasing operational & model efficiency through scale



Homeowners Profitability

- Maximizing rate
- Age of roof restrictions
- Deductible changes
- By-peril rating



By-Peril Rating

- Fire
- Weather
- Wind
- Water
- Theft
- Liability
- Other



Lake Erie
Toledo
Cleveland
Akron
OHIO
Columbus
Dayton
Cincinnati
WEST VIRG
UNITED STATES

SELECTIVE®

Homeowners Profitability



7%
6%
5%
4%
3%
2%
1%
0%
Filed Rate
95%
85%
75%
65%
Retention
2008
2009
2010
2011
Q1:2012

Total impact of all 2012 rate increases = 11.5%

Auto Profitability

- Maximizing rate
- Continued mix improvements
- Underwriting restrictions
- Claims initiatives
- Age of book



Auto Profitability



7%
6%
5%
4%
3%
2%
1%
0%
Filed Rate
95%
85%
75%
65%
Retention
2008
2009
2010
2011
Q1:2012

Total impact of all 2012 rate increases = 6.0%

SELECTIVE®

Growth Opportunity in Personal Lines

Increase distribution points to expand geographic footprint and increase scale

Improving Geographic Mix
Non-NJ NPW



160
120
80
40
0
$ in Millions
2007
2008
2009
2010
2011

	2007	2011
Non-NJ % NPW	40%	57%

SELECTIVE®

Personal Lines Sustainable Profitability

- Growth opportunities
- Underwriting changes
- Improving age of business
- Targeted rate increases
- Increasing scale



SELECTIVE®

Commercial Lines: Key Success Factors

Dennis Barger

SVP, Chief Underwriting Officer, Commercial Lines


SUCCESS THROUGH DIFFERENTIATION

Local Decision Makers Supported by Centralized Expertise


Underwriting
Field Underwriter
Regional Management
Line of Business Experts
Segment Experts
Claims
Field Adjuster
Litigation
SIU
Line of Business Experts
Regional Management

SELECTIVE®

High Degree of Sophistication

Predictive modeling →	3rd generation models
Segmentation and analytical tools →	3 SBUs 80 segments Profit, pricing, production
Price monitoring →	Base rate, company shift, schedule credits, experience modification
Dynamic Portfolio Manager →	Desk level renewal underwriting tool Integrated initiatives

Middle Market/Large Account Strategy

Best in class generalist with strong product niches

Best in Class Generalist…


Inforce DPW (as of March 2012)
Contractors
Services
Manufacturing
Retail Trade
Public Administration
Finance, Insurance, and Real Estate
Wholesale Trade
Transportation and Communications

…With Strong Product Niches



Social Services

- $54M 2011 DPW
- 94.4% 5-year AY combined ratio
- 14% 5-year CAGR

Product Development Process

Identify opportunity

↓

Conduct market research

↓

Develop expertise and forms

↓

Roll out product

Developing Products for New Niches

Paratransit



SELECTIVE®

Developing Add-On Products



CyCurity℠

Breadth of Product

SELECTIVE®

Response is everything.

Small Business Strategy

Template underwriting and predictive modeling drive increased "low touch" throughput

Small Business Success

- Pricing sophistication
- Automated underwriting technology
- Small business teams for rapid turnaround
- Field marketing resources

ONE & DONE®

SELECTIVE®

Commercial Lines Success


Middle Market / Large Accounts
Small Business
Delivering profitable growth

SELECTIVE®

Break


SUCCESS THROUGH DIFFERENTIATION

Field Model: Great People Empowered to Make Decisions

Brenda Hall
SVP, Director of Field Underwriting & Business Intelligence


SUCCESS THROUGH DIFFERENTIATION

Field Model Success

SELECTIVE®

Response is everything.

Positioned for Success

Field Model

- Regional offices
- Empowered team
- Integrated tools
- Deep relationships



Empowered Field Model



Agency Management Specialist (AMS)

- CEO of their territory
- Relationship manager
- Broad underwriting authority
- Measured on:
  - New business growth
  - Profitability

SELECTIVE®

Business Intelligence - Confidence to Grow



Dun & Bradstreet Additional Information -- Webpage Dialog
Dun & Bradstreet
Business Summary
Business Name SMD Electric
Line Of Business Electrical Work
Dun's Number
Year Started 1968
Control Year 1968
Last Revision Date
URL No website found
Primary 4-Digit SIC code 1731
Company Details
Score Reason Codes -- Webpage Dialog
Auto Reason Codes
Diamond score capping may apply.
SELECTIVE
Commercial Lines Automation System
View Only
Name SMD Electric
CAT Management - Loc 027/ Bldg 001
Change Location LOC 027/BLDG 001
Return To CAT Management
SELECTIVE
Response is everything.
Sara
SURVEYS REPORTS ADMIN BILLING CONTACT
Survey Account Status
Account Details:
Account Number: 00000000000
Account Name: SMD Electric
Contact: 410-114-5555
Address: 4324 EAST HIGLAND DRIVE
BALTIMORE MD 24374
Service Details Not On Service
Summary Graphs:
Account Summary Hours
Account Score
Account Score Trend
Risk Improvement Graphs
Risk Improvement List
Policies on this account not ordered
Limit Surveys to the following criteria
Start Date End Date Type Class Method Status
Survey ID Named Insured Date Requested Due Date Date Completed Status Type Class Method Field Person Region
Agent Code 00-00000-00000 ABC INSURANCE AGENCY, LLC
Combined Ratio 81.20% 1 Yr 103.50% Past 3 Yrs
Growth 11.20% YTD -19.30% Prior Yr End -5.10% Prior-1 Yr End -9.20% Prior - 2 Yr End
Return To Rolodex
Return to Transaction History

SELECTIVE®

Empowered Field Model

Safety Management Specialists (SMS)

- Enables better risk selection
- Increases hit ratios
- Improves retention
- Consultative approach with customers



SELECTIVE®

Empowered Field Model

Renewal Underwriters

- **Manage renewal book by agency**
- **Broad underwriting authority**
- **Measured on:**
  - **Rate**
  - **Retention**



SELECTIVE®

Dynamic Portfolio Manager


Line of Business Strategy
CAT Modeling
Segment Strategy
Agency Profitability
Predictive Modeling
Risk Characteristics
PROFIT
RISK
LOSS
Policy Guidance
&
Portfolio Impact

Positioned for Success

Empowered Field Model

Strategy execution
Deep relationships
Better results



Claims: Managing Information to Achieve Better Outcomes

Douglas Holbrook

SVP, Chief Claims Officer


SUCCESS THROUGH DIFFERENTIATION

Our Claims Philosophy

We strive to achieve the best possible claim outcome for <u>all</u> stakeholders

•Customers •Agents •Company



SELECTIVE®

A Holistic Approach to Claims Management



People

A strategic alignment of talent



Process

Integrated process and workflows



Tools

Best-in-class tools and analytics

Local Decision Makers Supported by Centralized Expertise


Underwriting
Field Underwriter
Regional Management
Segment Experts
Line of Business Experts
Claims
Field Adjuster
Litigation
SIU
Regional Management
Line of Business Experts

SELECTIVE®

Field Claims Management Specialist

SELECTIVE®

Response is everything.

Integrating Processes & People



Notice
Claim
Triage
Specialized Support
Regional Support
Field Adjuster
BETTER OUTCOMES

SELECTIVE®

Process Enhancements

- Liability Complex Claim Model
  - Higher exposure claims
- Workers Comp Specialization
  - Investigation
  - Loss mitigation
  - Medical management
  - Resolution
- Claims Service Center
  - Higher frequency/lower severity



SELECTIVE®

Predictive Tools and Analytics

- Fraud detection model
- Recovery model
- Triage
- Comprehensive data management tools



SELECTIVE®

Achieving Better Outcomes


2011
2012
2013
Projected
3 Point
Loss Cost
Savings

SELECTIVE®

Customer Experience and Branding

John Marchioni
EVP, Insurance Operations



SUCCESS THROUGH DIFFERENTIATION

Building the Selective Brand

Increasing awareness through targeted advertising

- Tradeshows
- Radio
- NCAA
- G-Tron


Halloween
Should Be Scary,
Not Your
Insurance
Company.


selective.com


TUESDAYS 10P
New Resolutions?
www.selective.com


ON THE AIR

BIG TEN CONFERENCE
BASKETBALL
TOURNAMENT
INDIANAPOLIS

SELECTIVE®

Customer Satisfaction Drives Long-Term Success

Initiatives

- Customer Experience touchpoint audit
- Voice of the Customer survey
- Launch of redesigned customer bill
- Improve front-line capabilities

Direct Access to Customers



Results

- Improves retention
- Lowers acquisition costs
- Improves profitability

What Drives Our Success

Great people– empowered to make decisions

Deep relationships with the highest caliber agents

High degree of underwriting, pricing and claims sophistication

Agency Panel Introduction


SELECTIVE®
Response is everything.

Panelists


Jayson Bass
VP/Principal, Allied Insurance Managers


Michael Gautreaux
Producer, A.I. Insurance Group


Jay Taylor
Principal/Managing Partner, Kinghorn Insurance of Beaufort


Jerry Niewiek
President, Berends Hendricks Stuit Insurance Agency


John Willenborg
Territory Manager, Georgia & Tennessee

SELECTIVE®

Summary

Greg Murphy

President, Chairman and CEO


SUCCESS THROUGH DIFFERENTIATION

Success Through Differentiation

Our success is driven by empowered people, deep relationships and underwriting, claims and pricing sophistication

Path to 12% ROE


+5 to +8% C/L Price
P/L Price Increases
U/W Improvements
Claims 3 pts improvement
Expense Management
12% ROE

Questions?


SUCCESS THROUGH DIFFERENTIATION

Thank You for Attending